Exhibit 10.3

GRANDSOUTH BANCORPORATION

2009 Stock Option Plan, as Amended June 2015

1.                  Purpose of the Plan. The Plan shall be known as the GrandSouth Bancorporation 2009 Stock Option Plan (the “Plan”). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to directors, officers and key employees of GrandSouth Bancorporation (the “Company”), or any present or future parent or subsidiary of the Company, and to promote the success of the business. The Plan is intended to provide for the grant of “Incentive Stock Options,” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and Non-qualified Stock Options, options that do not so qualify. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

2.                  Definitions. As used herein, the following definitions shall apply.

(a)                “Award” means the grant by the Board or the Committee of an Incentive Stock Option or a Non-qualified Stock Option, or any combination thereof, as provided in the Plan.

(b)               “Board” shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

(c)                “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)               “Committee” shall mean the Stock Option Committee appointed by the Board in accordance with paragraph 5(a) of the Plan.

(e)                “Common Stock” shall mean the Common Stock, no par value per share, of the Company, or any successor or parent corporation thereto.

(f)                “Continuous Employment” or “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company (provided, however, in the case of Incentive Stock Options, no such leave may extend beyond 90 days unless reemployment rights are guaranteed by law), or in the case of transfers between payroll locations of the Company or between the Company and any of its Parent, its Subsidiaries or a successor.

(g)               “Director” shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

(h)               “Effective Date” shall mean the date specified in Section 15 hereof.

(i)                 “Employee” shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

(j)                 “Incentive Stock Option” or “ISO” shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and which qualifies as an incentive stock option under Section 422 of the Code.

(k)               “Non-qualified Stock Option” shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

(l)                 “Option” shall mean an Incentive or Non-qualified Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

(m)             “Optioned Stock” shall mean stock subject to an Option granted pursuant to the Plan.

(n)               “Optionee” shall mean any person who receives an Option or Award pursuant to the Plan.

(o)               “Parent” shall mean any present or future corporation which would be a “parent corporation” of the Company as defined in Subsections 424(e) and (g) of the Code.

(p)               “Participant” means any officer or key employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Board or the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

(q)               “Plan” shall mean the GrandSouth Bancorporation 2009 Stock Option Plan.

(r)                 “Share” shall mean one share of the Common Stock.

(s)                “Subsidiary” shall mean any present or future corporation which would be a “subsidiary corporation” of the Company as defined in Subsections 424(f) and (g) of the Code.

(t)                 “Treasury Regulation” means the final or temporary regulations promulgated under the Code, in effect from time to time.

3.                  Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall be 737,000. Such Shares shall be authorized but unissued shares of the Common Stock. Shares of Common Stock subject to Options which for any reason are terminated unexercised or expire shall again be available for issuance under the Plan.

4.                  Six Month Holding Period. A total of six months must elapse between the date of the grant of an Option and the date of the sale of Common Stock received through the exercise of an Option.

5.                  Administration of the Plan.

(a)                Composition of the Committee. The Plan shall be administered by the Board or a Committee appointed by the Board, which shall serve at the pleasure of the Board. Such Committee shall be constituted solely of two or more Directors who are not currently officers or employees of the Company or any of its subsidiaries, and who qualify to administer the Plan as contemplated by Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule.

(b)               Powers of the Committee. The Board or the Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or, in the case of the Committee, to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan. The Committee also shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Board or the Committee revoke outstanding Awards without the consent of the Participant.

The Chairman of the Board of Directors of the Company and such other officers as shall be designated by the Board or the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Company and to cause them to be delivered to the participants.

(c)                Effect of Board’s or Committee’s Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and conclusive on all persons affected thereby.

6.                  Eligibility. Awards may be granted to directors, officers, key employees and other persons providing a service to the Company or a Subsidiary. The Board or the Committee shall from time to time determine the directors, officers, key employees and other persons who shall be granted Awards under the Plan, the number of Options to be granted to each such director, officer, key employee and other persons under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-qualified Stock Options (provided, however, Incentive Stock Options may only be granted to persons who are employees, including officers, of the Company or a Subsidiary). In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Board or the Committee may consider the nature of the services rendered by each such Participant, each such Participant’s current and potential contribution to the Company and such other factors as the Board or the Committee may, in its sole discretion, deem relevant. Directors, officers, key employees or other persons who have been granted an Award may, if otherwise eligible, be granted additional Awards.

7.                  Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

8.                  Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by a written agreement, executed by the Company and the Optionee, which states the number of shares of Common Stock subject to the Options granted thereby and the period of exercisability of the Options, and in such form as the Board or the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

(a)             Option Price.

(i)                 The price per Share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the price per Share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per Share shall be determined by the Board or the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

(ii)               In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

(b)               Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash. No Shares of Common Stock shall be issued until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to him.

(c)               Term of Incentive Stock Option. The term of each Incentive Stock option granted pursuant to the Plan shall be not more ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five (5) years.

(d)               Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the Continuous Employment of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three months prior to the date of exercise of any such Incentive Stock Option. The Board or the Committee may at the time of grant impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

(e)                Limitation on Options to be Exercised. The aggregate fair market value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 8(e), the Board or the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

(f)                Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee’s lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

(g)               Modification. An Incentive Stock Option may not be modified, extended, or renewed to the extent that such action would be treated for federal income tax purposes as the grant of a new option that is not an Incentive Stock Option.

9.                  Terms and Conditions of Non-qualified Stock Options. Each Non-qualified Stock Option granted pursuant to the Plan shall be evidenced by a written agreement, executed by the Company and the Optionee, which states the number of shares of Common Stock subject to the Options granted thereby and the period of exercisability of the Options, and in such form as the Board or the Committee shall from time to time approve. Each and every Non-qualified Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

(a)                Option Price. The exercise price per Share of Common Stock for each Non-qualified Stock Option granted pursuant to the Plan shall be at such price as the Board or the Committee may determine in its sole discretion, provided that the exercise price may never be less than the fair market value of the Common Stock (disregarding lapse restrictions under Treasury Regulation § 1.83-3(i)) on the date each such Non-qualified Stock Option is granted.

(b)               Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-qualified Stock Option granted under the Plan shall be made at the time of exercise of each such Non-qualified Stock Option and shall be paid in cash. No Shares of Common Stock shall be issued until full payment therefor has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to him.

(c)                Term. The term of each Non-qualified Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-qualified Stock Option is granted.

(d)               Exercise Generally. The Board or the Committee may impose additional conditions upon the right of any Participant to exercise any Non-qualified Stock Option granted hereunder which are not inconsistent with the terms of the Plan, provided that the imposition of such additional conditions shall not give rise to a modification or extension under Treasury Regulation 1.409A-1(b)(5)(v) that would trigger the imposition of tax under Section 409A or otherwise cause the Non-qualified Stock Option to provide for a deferral of compensation under Section 409A of the Code and the Treasury Regulations thereunder.

(e)                Cashless Exercise. An Optionee who has held a Non-qualified Stock Option for at least six months may engage in the “cashless exercise” of the Option. In a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, he can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the exercise price plus any applicable withholding taxes to the Company. To the extent permitted by applicable law or regulation, the Board or the Committee, in its sole discretion, may permit the exercise price to be paid in previously owned shares of Common Stock.

(f)               Transferability. Any Non-qualified Stock Option granted pursuant to the Plan shall be exercised during an Optionee’s lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

10.                Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

(a)                Termination of Employment. In the event that any Optionee’s employment with the Company shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22 (e) (3) of the Code) or death, all of any such Optionee’s Incentive Stock Options, and all of any such Optionee’s rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of not more than three months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

(b)               Disability. In the event that any Optionee’s employment with the Company shall terminate as the result of the Permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

(c)                Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee’s rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee’s estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Board or the Committee, upon exercise of such Options after death of the Optionee, the Company may issue Shares or pay cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the fair market value of such Shares and the exercise price of such Options on the exercise date.

(d)               Termination of Incentive Stock Options. To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

11.                Effect of Termination of Employment, Disability or Death on Non-qualified Stock Options. The terms and conditions of Non-qualified Stock Options relating to the effect of the termination of an Optionee’s employment, disability of an Optionee or his death shall be such terms and conditions as the Board or the Committee shall, in its sole discretion, determine at the time of termination, unless specifically provided for by the terms of the Agreement at the time of grant of the Award; provided, however, such terms and conditions must not give rise to an impermissible acceleration of benefits under Section 409A of the Code, give rise to a modification or extension under Treasury Regulation 1.409A-1(b)(5)(v) that would trigger the imposition of tax under Section 409A, or otherwise cause the Non-qualified Stock Option to provide for a deferral of compensation under Section 409A of the Code and the Treasury Regulations thereunder.

12.                 Right of Repurchase and Restrictions on Disposition. The Board or the Committee, in its sole discretion, may include at the time of award, as a term of any Incentive Stock Option or Non-qualified Stock Option, the right (the “Repurchase Right”) but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Company to transfer or assign such right to another party. The Company may exercise the Repurchase Right only to the extent permitted by applicable law.

13.                 Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

(a)                Adjustment. The aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, spin-off, stock split, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt of consideration by the Company (other than Shares held by dissenting stockholders).

(b)               Change in Control. All outstanding Awards shall become immediately exercisable in the event of a change in control or imminent change in control of the Company. In the event of such a change in control or imminent change in control, the Optionee shall, at the discretion of the Board or the Committee, be entitled to receive cash in an amount equal to the fair market value of the Common Stock subject to any Incentive or Non-qualified Stock Option over the Option Price of such Shares, in exchange for the surrender of such Options by the Optionee on that date. For purposes of this Section 13, “change in control” shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Company; (ii) the execution of an agreement for a merger or reorganization of the Company or the consummation of any merger or reorganization whereby the Company is not the surviving entity; (iii) a change of control event of the Company, as otherwise defined by Treasury Regulation § 1.409A-3(i)(5); or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of 45% or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 45% of any class of securities of the Company by a tax qualified employee stock benefit plan of the Company or to a transaction which forms a holding company for the Company, if the shareholders of the Company own substantially the same proportionate interests of the stock of the holding company immediately after the transaction except for changes caused by the exercise of dissenter’s rights. The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. For purposes of this Section 13, “imminent change in control” shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Company. Whether there is an imminent change in control shall be determined by the Board or the Committee. The decision of the Board or the Committee as to whether a change in control or imminent change in control has occurred shall be conclusive and binding.

(c)                Cancellation and Payment for Options in the Event of Extraordinary Corporate Action. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Board or the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

(i)            cancel any or all previously granted Options, provided that consideration is paid to the Optionee in connection therewith which consideration is sufficient to put the Optionee in as favorable a financial position as he would have been if the options had not been cancelled; and/or

(ii)            subject to Section 13(a) and (b) above, make such other adjustments in connection with the Plan as the Board or the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

Except as expressly provided in Sections 13(a) and 13(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

(d)                Acceleration. The Board or the Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

14.                Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Board or the Committee makes the determination to grant such Option. Notice of the determination of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Board or the Committee.

15.                Effective Date. The Plan shall become effective upon adoption by the Board of Directors. Options may be granted prior to approval of the Plan by the stockholders of the Company if the exercise of such Options is subject to such stockholder approval.

16.                Approval by Stockholders. The Plan shall be approved by stockholders of the Company within twelve months before or after the date the Plan becomes effective.

17.                Modification of Options. At any time and from time to time, the Board may or may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee’s benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof. Notwithstanding anything herein to the contrary, the Board or the Committee shall have the authority to cancel outstanding Options with the consent of the Optionee and to reissue new Options at a lower exercise price, (provided, however, the exercise price shall in no event be less than the then fair market value per share of Common Stock), in the event that the fair market value per share of Common Stock at any time prior to the date of exercise of outstanding Options falls below the exercise price of such Options. Neither the Board nor the Committee shall make any modification that would give rise to a modification or extension under Treasury Regulation 1.409A-1(b)(5)(v) that would trigger the imposition of tax under Section 409A of the Code, or otherwise cause the Non-qualified Stock Option to provide for a deferral of compensation under Section 409A of the Code and the Treasury Regulations thereunder.

18.                Amendment and Termination of the Plan.

(a)                Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares reserved for issuance under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

(b)               Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-qualified Stock Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

19.                Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares.

As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

20.                Section 409A of the Code. No Options shall be granted under this Plan, and no Shares shall be issued with respect to any Options granted under this Plan, to the extent that the grant or issuance would trigger the recognition of income under Section 409A of the Code.

21.                Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

22.                Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Incentive or Non-qualified Stock Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-qualified Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

23.                Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

24.                Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of South Carolina, except to the extent that federal law shall be deemed to apply.

25.                Compliance With Rule 16b-3. With respect to persons to whom options are granted hereunder who are subject to Section 16 of the Securities Exchange Act of 1934: (i) this Plan is intended to comply with all applicable conditions of Rule 16b-3 or its successors, (ii) all transactions involving insider-participants are subject to such conditions as are expressly set forth in the Plan, and (iii) any provision of the Plan or action by the Plan’s administrators that is contrary to a condition of Rule 16b-3 shall not apply to insider-participants.